                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   MARCH 5, 1998
                                                          ----------------------


                         CHESAPEAKE ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



Oklahoma                             1-13726                    73-1395733
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
    of incorporation)              File Number)              Identification No.)



         6100 North Western Avenue,  Oklahoma City,  Oklahoma     73118
--------------------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)

                                 (405) 848-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On March 5, 1998, Chesapeake Energy Corporation ("Chesapeake") announced a definitive agreement to acquire 100% of the stock of MC Panhandle Corp., a wholly-owned subsidiary of Occidental Petroleum Corporation. The March 5, 1998 press release is filed herewith as Exhibit 99, and is incorporated herein by reference.

                                  SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        CHESAPEAKE ENERGY CORPORATION



                                        BY:     /S/ MARCUS C. ROWLAND
                                             -----------------------------------
                                                MARCUS C. ROWLAND
                                                Senior Vice President - Finance
                                                and Chief Financial Officer

Dated: March 5, 1998

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits

                Exhibit 99.1  Press Release dated March 5, 1998.